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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 24, 1997

                       SOVEREIGN CREDIT FINANCE I, INC.
         (Exact name of registrant as specified in its charter)

     Texas                         333-04072             75-2645150
(State or other jurisdiction     (Commission          (IRS Employer
  of incorporation)              File Number)          Identification No.)

4015 Beltline Road, Building B Dallas, Texas                75244
(Address of principal executive offices)                   (Zip Code)

                                (972) 960-5500
             (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report.)





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Item 4. Changes in Registrant's Certifying Accountant.

     On June 24, 1997, Kinder & Wyman, P.C. resigned as the independent accountants of Sovereign Credit Finance I, Inc.

     The former accountants' report on the financial statements for July 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors participated in and approved the decision to change independent accountants.

     In connection with its audit for the July 31, 1996 financial statements and through June 24, 1997, there have been no disagreements with Kinder & Wyman, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company has requested that Kinder & Wyman, P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 24, 1997 is filed as Exhibit 16 to this Form 8K.

     The Company engaged Belew Averitt LLP as its independent accountants on June 24, 1997.




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             EXHIBIT INDEX PURSUANT TO ITEM 601 OF REGULATION S-K

Number    Description
------    -----------

1       not applicable
2       not applicable
4       not applicable
16      letter of Kinder & Wyman, P.C., dated June 24, 1997
17      not applicable
20      not applicable
23      not applicable
24      not applicable
27      not applicable
99      not applicable







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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN CREDIT FINANCE I, INC., Registrant

Signature                      Title                   Date
---------                      -----                   ----

/s/ A. Starke Taylor, III
-------------------------
A. Starke Taylor, III          President               June 24, 1997







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